UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

XO Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35217	13-3895178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 Broadway, 25th Floor, New York, New York	10007
(Address of Principal Executive Offices)	(Zip tCode)

Registrant’s telephone number, including area code: (212) 219-8555

_____________________ (Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 28, 2014.

The stockholders:

•	Elected David Liu and Elizabeth Schimel as directors, whose terms expire at the 2017 Annual Meeting of Stockholders, or in each case until the director’s successor is elected and qualified.

•	Ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2014.

•	Approved the amendment and restatement of the Company’s 2009 Stock Incentive Plan to increase the number of authorized shares.

•	Advised that they approve the compensation of the Company’s named executive officers for the year ended December 31, 2013, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure included the Compensation Discussion and Analysis, the compensation tables, and any related material in the Company’s definitive proxy statement for the 2014 Annual Meeting).

Shares of common stock were voted as follows:

Director Nominee	For	Against	Withheld	Broker Non-Votes
David Liu	19,170,067	--	2,790,898	2,624,565
Elizabeth Schimel	21,658,682	--	302,283	2,624,565

Proposal	For	Against	Abstain	Broker Non-Votes
Ratification of Ernst & Young LLP	24,383,233	176,708	25,589	--
Amendment and Restatement of 2009 Stock Incentive Plan	12,612,145	9,324,580	24,240	2,624,565
Advisory Vote on Executive Comp.	20,898,785	938,922	123,258	2,624,565

Item 8.01.	Other Events.

Lead Independent Director – Michael Zeisser

On May 27, 2014, the independent directors of the Board of Directors of the Company elected Michael Zeisser, the Board’s newest independent director who joined the Board in July 2013, to serve as Lead Independent Director for a term commencing immediately following the 2014 Annual Meeting of Stockholders and continuing until his successor is duly appointed and qualified. Biographical information for Mr. Zeisser, as set forth in the Company’s definitive proxy statement for the 2014 Annual Meeting, dated April 17, 2014, is set forth below:

Michael Zeisser (49) has served as one of our directors since July 2013. Mr. Zeisser has been Chairman, U.S. Investments, for Alibaba Group since October 2013. From 2003 to 2013, Mr. Zeisser was Senior Vice President of Liberty Interactive Corporation (formerly known as Liberty Media Corporation). Prior to joining Liberty Media in 2003, Mr. Zeisser was a partner at McKinsey & Company in New York, where he co-founded and led McKinsey’s Internet Practice. Mr. Zeisser has also served as a director of Shutterfly, Inc. and Sympoz, Inc. since 2013. Mr. Zeisser is a graduate of the University of Strasbourg, France and the J.L. Kellogg Graduate School of Management at Northwestern University.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO GROUP INC.
(Registrant)

Date: May 28, 2014	By:	/s/ GILLIAN MUNSON
Gillian Munson
Chief Financial Officer and Secretary